Exhibit 99.1

Pacific Software Inc. Engages Auditors and Attains Non-Shell Status

Toronto, Canada – October 4, 2018 – Pacific Software, Inc. (OTC: PFSF) (“Pacific Software” or the “Company”), an emerging technology development corporation positioned as a designer of blockchain based systems, mergers and acquisitions of software platforms, today announced that it has retained the services of Soles, Heyn & Company LLP as its corporate auditors.

“With the engagement of Soles, Heyn we expect to file our audited financial statements as soon as possible and consider an up listing to the OTC:QB or other trading platforms” commented Harrysen Mittler CEO. “In addition, the company has up graded its corporate status from a shell to a non-shell status effective immediately. We expect that these corporate classifications may allow for greater liquidity in the trading of our common stock and may create access to a broader base of small cap investors”.

Through its partnership with a Hong Kong based provider of software solutions, the Company has commenced design and construction of its multi-lingual e-commerce B2B and B2C trade portal which is expected to be active and on line by December 2018. This event may allow the Company to integrate its technologies with clients through its Agri-Blockchain solutions.

Pacific Software Inc. expects to facilitate trade between Brazil’s exporters and China’s importers by launching its proprietary and multi-faceted platform through integrations with several international distribution channels. The Company plans to implement digital marketing campaigns to create brand admiration and awareness for its clients in order to augment their corporate footprint globally and as a result increase revenue generation through the trading of commodities in a variety of sectors.

About Pacific Software

Pacific Software, Inc. (OTC: PFSF) is an emerging development technology corporation positioned for investments, mergers and acquisitions of software technologies and platforms. The Company is a designer, developer and commercial distributor of blockchain-based systems. The Company intends to be uniquely positioned to deliver B2B and B2C blockchain solutions by utilizing IBM’s Hyperledger Blockchain “Backend as a Service” (BaaS) Infrastructure for two key industries: Agriculture, to target farm-to-table beef exports and Opioids/Controlled Substance Management, to create a verifiable and trusted ledger between pharmaceutical manufacturers and consumers. For additional information please visit www.pacificsoftwareinc.com.

Forward-Looking Statements

Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as "continue," "will," "may," "could," "should," "expect," "expected," "plans," "intend," "anticipate," "believe," "estimate," "predict," "potential," and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Pacific Software. and are difficult to predict. Examples of such risks and uncertainties include but are not limited to whether the hyperledger blockchain technology solutions will be well received or utilized. Additional examples of such risks and uncertainties include, but are not limited to (i) Pacific Software's ability (or inability) to obtain additional financing in sufficient amounts or on acceptable terms when needed; (ii) Pacific Software’s ability to maintain existing, and secure additional, contracts with users of its solutions; (iii) Pacific Software’s ability to successfully expand in existing markets and enter new markets; (iv) Pacific Software’s ability to successfully manage and integrate any acquisitions of businesses, solutions or technologies; (v) unanticipated operating costs, transaction costs and actual or contingent liabilities; (vi) the ability to attract and retain qualified employees and key personnel; (vii) adverse effects of increased competition on Pacific Software’s business; (viii) changes in government licensing and regulation that may adversely affect Pacific Software’s business; (ix) the risk that changes in consumer behavior could adversely affect Pacific Software’s business; (x) Pacific Software’s ability to protect its intellectual property; (xi) local, industry and general business and economic conditions. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent quarterly report on filed by Pacific Software with the Securities and Exchange Commission. Pacific Software anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. Pacific Software assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law.

Contact:

Pacific Software, Inc.

info@pacificsoftwareinc.com

+1 914 564 2430

Corporate Communications Contact:

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New York, New York

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